EXHIBIT 24.1
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 11 day of September, 2006.

/s/ David P. Lauer
David P. Lauer

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 14 day of September, 2006.

/s/ David L. Nichols
David L. Nichols

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 6 day of September, 2006.

/s/ Edward M. Stan
Edward M. Stan

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 1 day of September, 2006.

/s/ Gordon Zacks
Gordon Zacks

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 12 day of September, 2006.

/s/ Harvey A. Weinberg
Harvey A. Weinberg

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 19 day of September, 2006.

/s/ Janice E. Page
Janice E. Page

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 19 day of September, 2006.

/s/ Nicholas P. DiPaolo
Nicholas P. DiPaolo

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 18 day of September, 2006.

/s/ Roger E. Lautzenhiser
Roger E. Lautzenhiser

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R.G. Barry Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Transition Report on Form 10-K for the transition period from January 1, 2006 to July 1, 2006, hereby constitutes and appoints Greg A. Tunney, Daniel D. Viren and José G. Ibarra as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Transition Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, and any and all exhibits, financial statements and financial statement schedules relating thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WEREOF, the undersigned has hereunto set his hand this 7 day of September, 2006.

/s/ Thomas M. Von Lehman
Thomas M. Von Lehman